UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      June 24, 2021

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, Suite 400 Dallas, TX	75254
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 24, 2021, COMSovereign Holding Corp. (the “Company”) dismissed Haskell & White LLP (“H&W”) as the Company’s independent auditors for the fiscal year ending December 31, 2021. On June 30, 2021, the Company engaged Marcum LLP (“Marcum”) as its successor independent auditor. This change was approved by the Company’s Board of Directors.

The reports of H&W on the Company’s financial statements for the year ended December 31, 2020 and for the period January 10, 2019 (inception) through December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph that stated that the Company had experienced losses and negative cash flows from operations, and had limited capital resources and an accumulated deficit, which conditions raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the year ended December 31, 2020 and for the period January 10, 2019 (inception) through December 31, 2019, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and H&W on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of H&W, would have caused it to make reference to the matter thereof in connection with its report for such year or period and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Prior to engaging Marcum, the Company had not consulted Marcum regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Marcum regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused the prior auditor to make a reference to the subject matter of the disagreements in connection with its reports.

The Company provided H&W with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that H&W furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated June 28, 2021, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
16.1	Letter from Haskell & White LLP dated June 28, 2021.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2021	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chairman and Chief Executive Officer

2